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                                                                   EXHIBIT 10.51




          STATEMENT UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



The undersigned officers of Nabi Biopharmaceuticals (the "Company") hereby certify that, as of the date of this statement, the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company as of and for the three- and six-month periods ended June 29, 2002.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002. This statement is not "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Act or any other federal or state law or regulation.


Date: August 12, 2002                  /s/ David J.Gury
                                       -----------------------------------------
                                       Name:  David J. Gury
                                       Title: Chief Executive Officer




Date: August 12, 2002                  /s/ Mark L. Smith
                                       -----------------------------------------
                                       Name:  Mark L. Smith
                                       Title: Chief Financial Officer